UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2005
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
     On October 3, 2005, we issued an aggregate of 199,385 shares of our common stock to nine persons as consideration for all of the shares of capital stock of The Pitbull Syndicate Limited, a game development studio based in Newcastle, UK (“Pitbull”). 18,089 of these shares will be held in escrow for up to three years to cover potential indemnification obligations of some of the selling stockholders to Midway. Seven of the nine selling stockholders are currently employees of Pitbull and will continue as employees (the “Employee Stockholders”). The Employee Stockholders have agreed not to sell their shares of Midway common stock except in accordance with contractual restrictions. A total of 112,288 shares may be sold immediately; an additional 33,498 shares may be sold after October 3, 2006; an additional 26,800 shares may be sold after October 3, 2007, and an additional 26,799 shares may be sold after October 3, 2008.
     Up to 87,097 of the shares of our common stock issued to the Employee Stockholders may be forfeited in accordance with the following schedule if an Employee Stockholder voluntarily terminates his employment or his employment is terminated by us for cause prior to the expiration of three years from the acquisition date (an “Employment Termination Event”): 33,498 shares will be forfeited if there is an Employment Termination Event prior to October 3, 2006; 26,800 shares will be forfeited if there is an Employment Termination Event prior to October 3, 2007; and 26,799 shares will be forfeited if there is an Employment Termination Event prior to October 3, 2008.
     The issuance of the shares of common stock in this transaction was exempt from registration by reason of the safe harbor provided by Regulation S promulgated under the Securities Act of 1933, as each of the persons acquiring the shares was located outside of the U.S. and was not a U.S. person at the time of the issuance, the offer and sale of the shares occurred outside of the U.S., and appropriate agreements and representations under Regulation S were made.
     In addition, on October 3, 2005, we issued an aggregate of 25,146 shares of our common stock to eleven employees of Pitbull as retention incentives. These shares have restrictions on sale that lapse as to 10,780 shares on October 3, 2006; as to an additional 7,183 shares on October 3, 2007; and as to the remaining 7,183 shares on October 3, 2008. The securities were issued to employees without consideration. The issuance of the securities is exempt from registration as it was not within the purview of the Securities Act of 1933, because the issuance is without consideration and therefore is not a “sale” under Section 2(a)(3) thereof. We have agreed to register the shares underlying the rights for sale by the holders.
     We have agreed to register under the Securities Act of 1933 the resale of the shares of our common stock issued to the selling stockholders of Pitbull as acquisition consideration and the shares of our common stock issued to employees of Pitbull as retention incentives.
Item 8.01 Other Events.
     On October 4, 2005, we issued a press release announcing our acquisition on October 3, 2005 of The Pitbull Syndicate Limited. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Press Release of Midway Games Inc. dated October 4, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 4, 2005	By:	/s/ David F. Zucker
David F. Zucker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Midway Games Inc. dated October 4, 2005.